UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2014 (February 12, 2014)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussee de Wavre, 1789 1160 Brussels, Belgium One Centennial Avenue, P.O. Box 6820, Piscataway, NJ		08855-6820
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2014, WABCO Europe BVBA (“WABCO Europe”), a Belgian subsidiary of WABCO Holdings Inc. (the “Company”), entered into a stock purchase agreement (the “Agreement”) with Creafund Transics Shares Stille Maatschap, Mr. Ludwig Lemenu, Mr. Walter Mastelinck, Cassel BVBA and Uniholding SA (collectively, the “Sellers”) by which WABCO Europe purchased all of the outstanding shares of Tavares NV (“Tavares”), a limited liability company incorporated under the laws of Belgium, from the Sellers.

Tavares holds 96.84% of the outstanding shares of Transics International NV (“Transics”), a limited liability company incorporated under the laws of Belgium currently listed on NYSE Euronext Brussels. Tavares provides fleet management solutions that help commercial vehicle fleet operators to effectively and more efficiently manage their trucks, trailers, drivers, cargo and orders in real time.

The purchase price for all of the outstanding shares of Tavares was EUR 111.1 million, and included the acquisition of EUR 15.3 million of cash held by Transics, resulting in a net consideration of EUR 95.8 million, which WABCO Europe paid in full at closing with available cash.

Pursuant to Belgian takeover law, WABCO Europe will make a mandatory unconditional public offer to acquire the remaining 3.16% of outstanding shares of Transics at an offering price of EUR 14.14 per share.

The Agreement contains customary representations, warranties, covenants, and indemnification provisions.

The Company has issued a press release in connection with the Agreement, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2014, the Company issued a press release reporting its results for the quarter ended December 31, 2013, its results for the year ended December 31, 2013 and providing certain forward-looking performance estimates for the year ending December 31, 2014. The press release, which is attached as Exhibit 99.2, and the information included in Item 7.01 of this Form 8-K are incorporated herein by reference. The projections constituting the performance estimates included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the earnings release and in this Item 2.02 are “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the earnings release on the reconciliation schedules attached to the earnings release.

Item 7.01 Regulation FD Disclosure.

On February 13, 2014, the Company issued a press release reporting its results for the quarter ended December 31, 2013, its results for the year ended December 31, 2013 and providing certain forward-looking performance estimates for the year ending December 31, 2014. The press release, which is attached as Exhibit 99.2, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

Exhibit No.	Description of Document

99.1	Press Release dated February 13, 2014

99.2	Press Release dated February 13, 2014

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Comments in this report, and in the exhibits attached hereto contain certain forward-looking statements, which are based on management’s good faith expectations and beliefs concerning future developments. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “strategies,” “prospects,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward looking in nature and not historical facts. Actual results may differ materially from these expectations as a result of many factors. These factors include, but are not limited to, the actual level of commercial vehicle production in our end markets, adverse developments in the business of our key customers, pricing changes to our supplies or products, and the other risks and uncertainties described in the “Risk Factors” section and the “Information Concerning Forward Looking Statements” section of WABCO’s Form 10-K, as well as in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Information Concerning Forward Looking Statements” section of WABCO’s Form 10-Q Quarterly Reports. In addition, in connection with our acquisition of Transics pursuant to the terms of the Agreement, there are risks, as there are with all acquisitions, that we may not be able to successfully integrate the business, or that the acquired business will not perform as planned or prove to be beneficial to our operations and cash flow. WABCO does not undertake any obligation to update such forward-looking statements. All market and industry data are based on company estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014	WABCO HOLDINGS INC.

	By:	/S/ VINCENT PICKERING
	Name:	Vincent Pickering
	Title:	Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description of Document

99.1	Press Release dated February 13, 2014

99.2	Press Release dated February 13, 2014

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